Exhibit 24

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Sue Mosley 3/8/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Joe Ford 3/7/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

John R. Belk 3/2/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

William H. Crown 3/4/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Dennis E. Foster 3/2/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Lawrence L. Gellerstedt III 3/7/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Emon A. Mahony, Jr. 3/1/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

John P. McConnell 3/2/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Josie C. Natori 3/7/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Gregory W. Penske 3/6/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Warren A. Stephens 3/1/06 Date

Securities and Exchange Commission
Washington, D.C. 20549

Re: ALLTEL Corporation
Commission File No. 1-4996
1934 Act Filings on Form 10-K
Authorized Representatives

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (The “Act”). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the “Authorized Representatives” named below is authorized on his behalf to sign and submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of each of the Authorized Representatives to do and perform on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority. Each person signing his name below expressly revokes all authority heretofore given or executed by him with respect to such filings under the Act.

Authorized Representatives

Scott T. Ford
Richard N. Massey
Sharilyn S. Gasaway

Ronald Townsend 3/5/06 Date